                                                                 EXHIBIT 10.48.1



                               FIRST AMENDMENT TO
           THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

        This First Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of August 13, 2002 (this "Amendment"), is among SCI FUNDING, INC. ("Seller"), SCI TECHNOLOGY, INC. ("SCI"), SANMINA-SCI CORPORATION ("Guarantor"), the Purchasers party hereto (the "Purchasers"), and BANK OF AMERICA, National Association, a national banking association, as administrative agent for the Purchasers ("Administrative Agent").

                                   Background

        1. Seller, SCI, Guarantor, Purchasers and the Administrative Agent are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of July 31, 2002 (the "Receivables Purchase Agreement").

        2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

        SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

        SECTION 2. Amendments to Receivables Purchase Agreement. Effective as of the Effective Date, the Receivables Purchase Agreement is hereby amended as follows:

            2.1. The second sentence of Section 8.01(c) of the Receivables Purchase Agreement is hereby amended in its entirety as follows:

                 The Servicer hereby designates Sanmina-SCI Corporation, and
            Sanmina-SCI Corporation hereby accepts such designation, as subservicer with respect to all Receivables originated by Sanmina-SCI Corporation, Hadco Corporation, and Manu-tronics, Inc.

            2.2. Schedule 6.01(k) to the Receivables Purchase Agreement is amended to add the locations set forth in Schedule I hereto.

            2.3. Schedule 6.01(l) to the Receivables Purchase Agreement is amended to add the accounts and Lock-Box Banks set forth in Schedule II hereto.

            2.4. Section 5.03 of the Receivables Purchase Agreement is hereby amended to replace the phrase "14 days" therein with the phrase "28 days".



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        SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") when the Administrative Agent shall have received counterpart signatures of all parties to this Amendment.

        SECTION 4. Miscellaneous. The Receivables Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Seller, SCI and Guarantor, jointly and severally, agree to pay on demand all costs and expenses, including all reasonable attorneys' fees and disbursements, actually incurred by the Administrative Agent in connection with the negotiation, preparation, execution or delivery of this Amendment.

        SECTION 5. No Waiver. The execution, delivery and effectiveness of the Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Administrative Agent under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

        SECTION 6. Reaffirmation of Guarantee. Without limiting the generality of the foregoing, the Guarantor hereby reaffirms all of its obligations under the guarantee set forth in Article XIV of the Receivables Purchase Agreement, both before and after giving effect to the Amendment and such guarantee is hereby ratified and confirmed.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.



                                      QUINCY CAPITAL CORPORATION,
                                      as a Conduit Purchaser



                                      By /s/
                                        ----------------------------------------
                                        Title:  Vice President




                                      AMSTERDAM FUNDING CORPORATION,
                                      as a Conduit Purchaser



                                      By /s/
                                        ----------------------------------------
                                        Title  Vice President
                                             -----------------------------------



                                      BANK OF AMERICA, NATIONAL ASSOCIATION,
                                      as the Administrative Agent



                                      By /s/ William Van Beek
                                        ----------------------------------------
                                        Title  William Van Beek, Principal
                                             -----------------------------------




                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as a Bank Purchaser



                                      By /s/ William Van Beek
                                        ----------------------------------------
                                        Title William Van Beek, Principal
                                             -----------------------------------

                                      ABN AMRO BANK N.V.,
                                      as a Bank Purchaser



                                      By /s/ Patricia Luken
                                        ----------------------------------------
                                        Title GVP
                                             -----------------------------------


                                      By /s/ Nancy C. Beebe
                                        ----------------------------------------
                                        Title GVP
                                             -----------------------------------



                                      SCI FUNDING, INC.



                                      By: /s/ Walter Boileau
                                         ---------------------------------------
                                         Title VP and Treasurer
                                             -----------------------------------



                                      SCI TECHNOLOGY, INC.



                                      By: /s/ Walter Boileau
                                         ---------------------------------------
                                         Title VP and Treasurer
                                             -----------------------------------




                                      SANMINA-SCI CORPORATION



                                      By: /s/ Walter Boileau
                                         ---------------------------------------
                                         Title VP and Treasurer



                                      S-2

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                                                                      Schedule I


HADCO CORPORATION (*AS OF THE ADDITION OF HADCO CORPORATION AS AN ORIGINATOR)


2700 North First Street
San Jose, CA  95134


5050 S. 36th Street
Phoenix, AZ  85040


425 El Camino Real
Santa Clara, CA  95050


78 Hangar Way
Watsonville, CA  95076


46 Rogers Road
Ward Hill, MA  01835


12A Manor Parkway
Salem, NH  03079


1200 Taylor Road
Owego, NY  13827


15508 Bratton Lane
Austin, TX  78728


MANU-TRONICS, INC. (*AS OF THE ADDITION OF MANU-TRONICS, INC. AS AN ORIGINATOR)


2700 N. First Street
San Jose, CA  95134


8701 100th Street
Pleasant Prairie, WI  53142


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                                                                     Schedule II

                        Lockbox Number                 Lockbox Agreement
                        -------------                  ------------------
Bank One, N.A.*            730368                            5598788

------------------------

*   as of the addition of Hadco Corporation as an Originator